                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 11
Statement of Operations.......................... 12
Statement of Changes in Net Assets............... 13
Financial Highlights............................. 14
Notes to Financial Statements.................... 17

LTMG SAR 8/99

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

July 20, 1999

Dear Shareholder,

    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,


[SIG.]
Richard F. Powers, III

Chairman
Van Kampen Asset Management Inc.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

    The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

    The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT

    In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

    Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates 0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

    Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      June 30, 1997, through June 30, 1999
                                    [GRAPH]

                                                  INTEREST RATES                       INFLATION
                                                  --------------                       ---------
Jun 1997                                              6.5000                             2.3000
                                                      6.0000                             2.2000
                                                      5.5000                             2.2000
Sep 1997                                              6.2500                             2.2000
                                                      5.7500                             2.1000
                                                      5.6875                             1.8000
Dec 1997                                              6.5000                             1.7000
                                                      5.5625                             1.6000
                                                      5.6250                             1.4000
Mar 1998                                              6.1250                             1.4000
                                                      5.6250                             1.4000
                                                      5.6875                             1.7000
Jun 1998                                              6.0000                             1.7000
                                                      5.5625                             1.7000
                                                      5.9375                             1.6000
Sep 1998                                              5.7500                             1.5000
                                                      5.2500                             1.5000
                                                      4.8750                             1.5000
Dec 1998                                              4.0000                             1.6000
                                                      4.8125                             1.7000
                                                      4.8750                             1.6000
Mar 1999                                              5.1250                             1.7000
                                                      4.9375                             2.3000
                                                      4.5000                             2.1000
Jun 1999                                              4.0000                             2.0000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1999

                  VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND

                                           A Shares    B Shares    C Shares
 TOTAL RETURNS

Six-month total return based on NAV(1)....     0.75%       0.35%       0.43%
Six-month total return(2).................    (2.54%)     (2.59%)     (0.55%)
One-year total return(2)..................     0.23%      (0.07%)      1.89%
Five-year average annual total
  return(2)...............................     4.50%       4.41%       4.43%
Ten-year average annual total return(2)...     5.19%         N/A         N/A
Life-of-Fund average annual total
  return(2)...............................     5.37%       3.52%       3.60%
Commencement date.........................  06/16/86    11/05/91    05/10/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3)......................     5.36%       4.72%       4.72%
SEC Yield(4)..............................     4.43%       3.80%       3.81%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1999.

See the Comparative Performance section of the current prospectus. Past performance does not guarantee future results. U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies or instrumentalities. The government backing applies only to the timely payment of principal and interest when due, on specific securities in the Fund's portfolio, not to shares of the Fund. Fund shares when redeemed, may be worth more or less than their original cost. The value of debt securities will fluctuate with changes in market conditions and interest rates, which will effect the value of Fund shares. Securities which are issued by private issuers involve greater risk than those issued directly by the U.S. Government.

Market forecasts provided in this report may not necessarily come to pass.

                          PORTFOLIO MANAGEMENT REVIEW

                  VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND

We recently spoke with the management team of the Van Kampen Limited Maturity Government Fund about the key events and economic forces that shaped the markets during the past six months. The team is led by Ted V. Mundy, portfolio manager, who has managed the Fund since June 1994 and worked in the investment industry since 1987. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance for the six months ended June 30, 1999.

 Q HOW WOULD YOU DESCRIBE THE MARKET IN WHICH THE FUND OPERATED DURING THE REPORTING PERIOD?

 A The first quarter of 1999 marked a recovery in the fixed-income market from the October 1998 meltdown, as investors grew confident in the strength of the economy and continued modest inflation. Consequently, yield spreads narrowed between Treasuries and other fixed-income products (such as government, mortgage-backed, and high-yield securities). However, this good news for fixed-income products was quelled in the second quarter by a slight surge in inflation and warnings of interference from the Federal Reserve Board. This prompted yield spreads to widen once again, although not to the record-high levels seen last fall.
    As interest rates climbed steadily during the period, the Treasury yield curve began to flatten, indicating a moderation in the yield difference between long- and short-term Treasuries. This change became more pronounced as yields on short-term Treasuries rose to reflect the potential for an increase--or perhaps a series of increases--in the federal funds rate. At the end of the reporting period, the Fed approved a 0.25 percent hike while reassuring fixed-income investors that additional action seemed unnecessary.

 Q HOW DID THESE CONDITIONS AFFECT THE FUND'S EXPOSURE TO MORTGAGE-BACKED SECURITIES?

 A Mortgage-backed securities--and the Fund's allocation to this sector, which accounted for over half of the portfolio--performed well during the period. As interest rates rose and spreads narrowed, the risk of mortgage refinancing and prepayment waned. During this time, mortgage-backed securities equaled or bettered the performance of Treasury securities, although volatility at the end of the period dampened mortgage returns.
    At the end of the period, approximately 54 percent of the Fund's assets were allocated to mortgage- and asset-backed securities, with the remainder invested in Treasuries and cash. This allocation to mortgage-backed securities was relatively unchanged during the period and benefited the Fund during the time that spreads were tightening. Within this position, we focused on structured agency mortgage securities because these relatively stable securities pose less risk in a rising rate environment than other mortgage-backed securities. We also held private-label and asset-backed securities, which performed well during the market's recovery and contributed to the Fund's income stream.

 Q    WHAT OTHER STRATEGIES DID YOU USE TO MANAGE THE FUND?

 A We concentrated the Fund's Treasury allocation in the short end of the curve--primarily in 18-month to two-year Treasury securities. As the market began to prepare for the Fed tightening, the yield of the two-year
Treasury rose slightly, so our weighting in this area benefited the Fund during this time.
    From a duration standpoint, we maintained a short to neutral level for much of the period, reflecting our cautious perspective on the market and our belief that interest rates would continue to rise. This was an effective strategy for the Fund at the end of the reporting period. Moving forward, we plan to move to a longer duration as a reflection of our growing confidence in the mortgage-backed market. For additional Fund portfolio highlights, please refer to page 8.

 Q    HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

 A For the six-month period ended June 30, 1999, the Limited Maturity Government Fund generated a total return of 0.75 percent(1) (Class A shares at net asset value). By comparison, the Lehman Brothers Mutual Fund
One- to Two-Year Government Index posted a total return of 1.46 percent for the same period. This broad-based index reflects the general performance of U.S. government securities. Please keep in mind that it does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Of course, past performance is no guarantee of comparable future results.
    Additionally, the Fund's Class A shares provided shareholders with a competitive distribution rate of 5.36 percent, based upon the maximum offering price as of June 30, 1999, and a monthly dividend of $0.055 per share. Please note that the Fund's monthly dividend will be reduced from $.055 to $.047 per Class A share in July due to lingering effects from last year's low interest-rate environment. The subsequent rise in homeowner prepayments and mortgage refinancing forced the Fund to reinvest proceeds from those prepayments into securities yielding lower interest rates. As a result, it became increasingly difficult for the Fund to maintain its previous dividend level. For additional Fund performance results, please refer to the chart and footnotes on page 3.

 Q    WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

 A We expect a continuation of the current low-inflation environment coupled with moderate or slower economic growth due to the possibility of year 2000 computer complications near the end of the year. This environment supports the continued recovery of the fixed-income markets, which are still unwinding from their upheaval late last year. Ultimately, we believe these markets are in a transition to more normal conditions, in which the yield for the two-year Treasury might settle into a trading range of
5.00 to 5.75 percent.
    Taking this perspective, we see value in the mortgage market and hope to take advantage of opportunities to add attractively priced mortgages to the portfolio. We'll continue to emphasize mortgages with reliable structure in order to support the Fund's income stream without risking our ability to participate in market rallies.

[SIG]
Ted. V. Mundy

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages.
    Investors receive interest payments and partial repayment of the principal passed through from the underlying mortgages (agencies pass on what they receive from homeowners paying off their mortgages).These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                              PORTFOLIO HIGHLIGHTS

                  VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND
DIVIDEND HISTORY

FOR THE PERIOD ENDED JUNE 30, 1999
[BAR GRAPH]

                                                              DISTRIBUTION PER CLASS A SHARE
                                                              ------------------------------
'Jan 1999'                                                                0.055
'Feb 1999'                                                                0.055
'Mar 1999'                                                                0.055
'Apr 1999'                                                                0.055
'May 1999'                                                                0.055
'Jun 1999'                                                                0.055

The dividend history represents past performance of the Fund and does not predict the Fund's future distributions.

ASSET ALLOCATION AS A PERCENTAGE OF LONG-TERM INVESTMENTS
[BAR GRAPH]

                                                         JUNE 30, 1999            DECEMBER 31, 1998
                                                         -------------            -----------------
Treasury Notes                                                40.1                       28.4
FHLMC                                                         15.0                       14.5
Asset-Backed Securities                                       12.7                       20.8
FNMA                                                          11.9                       11.7
GNMA                                                          10.0                       10.3
ARMs                                                           5.2                        5.3
CMOs                                                           5.1                        9.0

COUPON DISTRIBUTION AS A PERCENTAGE OF LONG-TERM INVESTMENTS
[BAR GRAPH]

5.9 OR LESS                                                   17.7
6-6.9                                                         14.2
7-7.9                                                         47.3
8-8.9                                                         13.2
9-9.9                                                          4.8
10 or more                                                     2.8

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)              Description             Coupon         Maturity         Market Value
----------------------------------------------------------------------------------------
          ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES  4.8%
$    43   Federal Home Loan Mortgage Corp.
          Pools...........................   9.925%        02/01/18         $    43,109
    701   Federal National Mortgage
          Association Pools...............   7.532         03/01/19             722,958
  1,481   Federal National Mortgage
          Association Pools...............   7.561         09/01/19           1,531,827
                                                                            -----------
          TOTAL ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES...............     2,297,894
                                                                            -----------
          ASSET BACKED SECURITIES  11.5%
  3,000   First USA Credit Card Master
          Trust...........................   5.733         04/15/03           3,005,400
  2,565   PacificAmerica Home Equity
          Loan............................   5.916         12/25/27           2,559,762
                                                                            -----------
          TOTAL ASSET BACKED SECURITIES..................................     5,565,162
                                                                            -----------
          COLLATERALIZED MORTGAGE OBLIGATIONS  4.6%
    704   Federal Home Loan Mortgage Corp.
          (Variable Rate Coupon)..........   5.500         04/15/20             705,957
  1,567   Saxon Mortgage Securities
          Corp. ..........................   5.680         11/25/23           1,525,390
                                                                            -----------
          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS......................     2,231,347
                                                                            -----------
          U.S. GOVERNMENT AGENCY OBLIGATIONS  33.5%
  5,000   Federal Home Loan Mortgage Corp.
          (PAC)...........................   6.250         07/15/18           4,981,100
    498   Federal Home Loan Mortgage Corp.
          15 Year Pools...................   9.500         12/01/01             519,698
  1,042   Federal Home Loan Mortgage Corp.
          30 Year Pools...................   9.250         12/01/15           1,111,890
  1,293   Federal National Mortgage
          Association 30 Year Pools (15
          Year Dwarf).....................   6.500   11/01/09 to 01/01/03     1,276,373
  2,077   Federal National Mortgage
          Association (PAC)...............   7.000         01/25/03           2,097,907
  1,021   Federal National Mortgage
          Association 30 Year Pools.......   8.500   05/01/21 to 04/01/25     1,069,192
    256   Federal National Mortgage
          Association 30 Year Pools.......   9.500   07/01/11 to 08/01/21       273,004

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)              Description             Coupon         Maturity         Market Value
----------------------------------------------------------------------------------------
          U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
$   487   Federal National Mortgage
          Association 30 Year Pools.......  10.000%        05/01/21         $   528,687
  3,431   Government National Mortgage
          Association 30 Year Pools.......   7.500   06/15/28 to 09/15/28     3,471,948
     53   Government National Mortgage
          Association 30 Year Pools.......   8.500   06/15/16 to 01/15/17        55,941
    139   Government National Mortgage
          Association 30 Year Pools.......   9.500   03/15/16 to 01/15/19       150,690
    353   Government National Mortgage
          Association 30 Year Pools.......  10.000   03/15/16 to 04/15/19       387,298
    131   Government National Mortgage
          Association 30 Year Pools.......  10.500   05/15/13 to 02/15/18       145,311
    155   Government National Mortgage
          Association 30 Year Pools.......  11.000         11/15/18             174,565
                                                                            -----------
          TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS  33.5%................    16,243,604
                                                                            -----------
          U.S. GOVERNMENT OBLIGATIONS  36.3%
 12,500   United States Treasury
          Notes (a).......................   7.750         02/15/01          12,936,625
  4,500   United States Treasury Notes....   8.750         08/15/00           4,664,295
                                                                            -----------
                                                                             17,600,920
                                                                            -----------
TOTAL LONG-TERM INVESTMENTS  90.7%
  (Cost $44,023,927).....................................................    43,938,927
REPURCHASE AGREEMENT  8.4%
Donaldson Lufkin Jennerette ($4,095,000 par, collateralized by U.S.
Government obligations in a pooled cash account, dated 06/30/99, to be sold on 07/01/99 at $4,095,546)
  (Cost $4,095,000)......................................................     4,095,000
                                                                            -----------
TOTAL INVESTMENTS  99.1%
  (Cost $48,118,927).....................................................    48,033,927
OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%..............................       425,401
                                                                            -----------
NET ASSETS  100.0%.......................................................   $48,459,328
                                                                            ===========

(a) Assets segregated as collateral for open futures transactions.

PAC -- Planned Amortization Class

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $48,118,927)........................    $48,033,927
Cash........................................................          3,411
Receivables:
  Interest..................................................        654,777
  Investments Sold..........................................         81,124
  Variation Margin on Futures...............................         55,452
  Fund Shares Sold..........................................         34,302
Other.......................................................         49,071
                                                                -----------
      Total Assets..........................................     48,912,064
                                                                -----------
LIABILITIES:
Payables:
  Income Distributions......................................         95,420
  Fund Shares Repurchased...................................         92,980
  Distributor and Affiliates................................         36,310
  Investment Advisory Fee...................................         20,085
Trustees' Deferred Compensation and Retirement Plans........        151,950
Accrued Expenses............................................         55,991
                                                                -----------
      Total Liabilities.....................................        452,736
                                                                -----------
NET ASSETS..................................................    $48,459,328
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $58,374,234
Net Unrealized Depreciation.................................        (71,046)
Accumulated Distributions in Excess of Net Investment
  Income....................................................       (144,764)
Accumulated Net Realized Loss...............................     (9,699,096)
                                                                -----------
NET ASSETS..................................................    $48,459,328
                                                                ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $35,079,362 and 2,943,302 shares of
    beneficial interest issued and outstanding).............    $     11.92
    Maximum sales charge (3.25%* of offering price).........            .40
                                                                -----------
    Maximum offering price to public........................    $     12.32
                                                                ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $10,132,325 and 847,183 shares of
    beneficial interest issued and outstanding).............    $     11.96
                                                                ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,247,641 and 271,886 shares of
    beneficial interest issued and outstanding).............    $     11.94
                                                                ===========

*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $1,640,013
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     125,856
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $44,372, $57,033 and $16,237,
  respectively).............................................     117,642
Shareholder Services........................................      50,968
Registration and Filing Fees................................      26,307
Accounting..................................................      25,883
Trustees' Fees and Related Expenses.........................      25,677
Custody.....................................................      14,699
Legal.......................................................       1,070
Other.......................................................      20,699
                                                              ----------
    Total Expenses..........................................     408,801
    Less Credits Earned on Cash Balances....................       2,774
                                                              ----------
    Net Expenses............................................     406,027
                                                              ==========
NET INVESTMENT INCOME.......................................  $1,233,986
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (179,226)
  Futures...................................................    (247,358)
                                                              ----------
Net Realized Loss...........................................    (426,584)
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     411,092
                                                              ----------
  End of the Period:
    Investments.............................................     (85,000)
    Futures.................................................      13,954
                                                              ----------
                                                                 (71,046)
                                                              ----------
Net Unrealized Depreciation During the Period...............    (482,138)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $ (908,722)
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  325,264
                                                              ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended June 30, 1999 and
                  the Year Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                  Six Months Ended      Year Ended
                                                   June 30, 1999     December 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $ 1,233,986         $ 2,618,207
Net Realized Loss................................      (426,584)           (112,021)
Net Unrealized Depreciation During the Period....      (482,138)            (42,667)
                                                    -----------         -----------
Change in Net Assets from Operations.............       325,264           2,463,519
                                                    -----------         -----------
Distributions from Net Investment Income.........    (1,187,736)         (2,577,038)
Distributions in Excess of Net Investment
  Income.........................................      (144,764)                -0-
                                                    -----------         -----------
Distributions from and in Excess of Net
  Investment Income*.............................    (1,332,500)         (2,577,038)
                                                    -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................    (1,007,236)           (113,519)
                                                    -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................    25,510,194          33,962,320
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................       805,116           1,577,636
Cost of Shares Repurchased.......................   (27,815,222)        (44,219,999)
                                                    -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................    (1,499,912)         (8,680,043)
                                                    -----------         -----------
TOTAL DECREASE IN NET ASSETS.....................    (2,507,148)         (8,793,562)
NET ASSETS:
Beginning of the Period..........................    50,966,476          59,760,038
                                                    -----------         -----------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of ($144,764) and ($46,250),
  respectively)..................................   $48,459,328         $50,966,476
                                                    ===========         ===========
*Distribution by Class
--------------------------------------------------------------------------------------
Distributions from and in Excess of Net
  Investment Income:
  Class A Shares.................................   $  (987,128)        $(1,789,709)
  Class B Shares.................................      (268,767)           (626,148)
  Class C Shares.................................       (76,605)           (161,181)
                                                    -----------         -----------
                                                    $(1,332,500)        $(2,577,038)
                                                    ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                            Year Ended December 31,
                                                  Six Months Ended   -------------------------------------
                 Class A Shares                   June 30, 1999(a)   1998(a)    1997      1996      1995
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........     $12.160        $12.191   $12.151   $ 12.41   $ 11.90
                                                      -------        -------   -------   -------   -------
 Net Investment Income...........................        .306           .685      .685      .627       .67
 Net Realized and Unrealized Gain/Loss...........       (.218)         (.043)     .015     (.226)    .4888
                                                      -------        -------   -------   -------   -------
Total from Investment Operations.................        .088           .642      .700      .401    1.1588
Less Distributions from and in Excess of
 Net Investment Income...........................        .330           .673      .660      .660     .6488
                                                      -------        -------   -------   -------   -------
Net Asset Value, End of the Period...............     $11.918        $12.160   $12.191   $12.151   $ 12.41
                                                      =======        =======   =======   =======   =======
Total Return* (b)................................       0.75%**        5.40%     5.92%     3.34%     9.96%
Net Assets at End of the Period (In millions)....     $  35.1        $  35.2   $  39.4   $  40.2   $  45.4
Ratio of Expenses to Average Net Assets* (c).....       1.40%          1.42%     1.32%     1.45%     1.45%
Ratio of Net Investment Income to Average Net
 Assets*.........................................       5.12%          5.61%     5.68%     5.23%     5.47%
Portfolio Turnover...............................         39%**         249%      175%      260%      187%
 * If certain expenses had not been
   reimbursed by Van Kampen, Total
   Return would have been lower
   and the ratios would have been
   as follows:
Ratio of Expenses to Average Net Assets..........         N/A            N/A       N/A     1.47%     1.50%
Ratio of Net Investment Income to Average Net
 Assets..........................................         N/A            N/A       N/A     5.21%     5.42%

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the six months ended June 30, 1999.

N/A--Not Applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                            Year Ended December 31,
                                                  Six Months Ended   -------------------------------------
                 Class B Shares                   June 30, 1999(a)   1998(a)   1997(a)   1996(a)   1995(a)
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........     $12.197        $12.220   $12.174   $ 12.43   $ 11.91
                                                      -------        -------   -------   -------   -------
 Net Investment Income...........................        .262           .590      .598      .550       .57
 Net Realized and Unrealized Gain/Loss...........       (.217)         (.036)     .012     (.242)    .5028
                                                      -------        -------   -------   -------   -------
Total from Investment Operations.................        .045           .554      .610      .308    1.0728
Less Distributions from and in Excess of
 Net Investment Income...........................        .282           .577      .564      .564     .5528
                                                      -------        -------   -------   -------   -------
Net Asset Value, End of the Period...............     $11.960        $12.197   $12.220   $12.174   $ 12.43
                                                      =======        =======   =======   =======   =======
Total Return* (b)................................       0.35%**        4.65%     5.08%     2.69%     9.09%
Net Assets at End of the Period (In millions)....     $  10.1        $  12.4   $  16.2   $  22.5   $  30.3
Ratio of Expenses to Average Net Assets* (c).....       2.17%          2.19%     2.11%     2.19%     2.24%
Ratio of Net Investment Income to Average Net
 Assets*.........................................       4.37%          4.82%     4.92%     4.50%     4.63%
Portfolio Turnover...............................         39%**         249%      175%      260%      187%
* If certain expenses had not been
  reimbursed by Van Kampen, Total
  Return would have been lower
  and the ratios would have been
  as follows:
Ratio of Expenses to Average Net Assets..........         N/A            N/A       N/A     2.22%     2.29%
Ratio of Net Investment Income to Average Net
 Assets..........................................         N/A            N/A       N/A     4.47%     4.59%

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .02% for the six months ended June 30, 1999.

N/A--Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                        Year Ended December 31,
                                              Six Months Ended   -------------------------------------
               Class C Shares                 June 30, 1999(a)   1998(a)    1997      1996     1995(a)
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....      $12.182        $12.206   $12.162   $ 12.42   $ 11.90
                                                  -------        -------   -------   -------   -------
 Net Investment Income......................         .262           .582      .597      .554       .57
 Net Realized and Unrealized Gain/Loss......        (.218)         (.029)     .011     (.248)    .5028
                                                  -------        -------   -------   -------   -------
Total from Investment Operations............         .044           .553      .608      .306    1.0728
Less Distributions from and in Excess of Net
 Investment Income..........................         .282           .577      .564      .564     .5528
                                                  -------        -------   -------   -------   -------
Net Asset Value, End of the Period..........      $11.944        $12.182   $12.206   $12.162   $ 12.42
                                                  =======        =======   =======   =======   =======
Total Return* (b)...........................        0.43%**        4.57%     5.17%     2.62%     9.10%
Net Assets at End of the Period (In
 millions)..................................      $   3.3        $   3.3   $   4.2   $   4.7   $   6.2
Ratio of Expenses to Average Net Assets*
 (c)........................................        2.17%          2.19%     2.10%     2.20%     2.23%
Ratio of Net Investment Income to Average
 Net Assets*................................        4.38%          4.76%     4.92%     4.48%     4.71%
Portfolio Turnover..........................          39%**         249%      175%      260%      187%
* If certain expenses had not been
  reimbursed by Van Kampen, Total
  Return would have been lower
  and the ratios would have been
  as follows:
Ratio of Expenses to Average Net Assets.....          N/A            N/A       N/A     2.22%     2.27%
Ratio of Net Investment Income to Average
 Net Assets.................................          N/A            N/A       N/A     4.45%     4.67%

**Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the six months ended June 30, 1999.

N/A--Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Limited Maturity Government Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to provide a high current return and relative safety of capital by primarily investing in mortgage-related securities issued or guaranteed by an agency or instrumentality of the U.S. Government. The Fund commenced investment operations on June 16, 1986. The distribution of the Fund's Class B and Class C shares commenced on November 5, 1991 and May 10, 1993, respectively.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
    The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

marking the commitment to market on a daily basis. Certain forward commitments are entered into with the intent of recognizing fee income which results from the difference between the price of a forward settlement security versus the current cash settlement price of the same security. Upon the closing of these forward commitments, this income is recognized and is shown as fee income on the Statement of Operations.
    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Discounts are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $8,815,097 which will expire between December 31, 1999 and December 31, 2004. Of this amount, $12,348 will expire on December 31, 1999. Net realized loss may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, the deferral of

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

losses for tax purposes resulting from wash sales and gains recognized for tax purposes on open futures positions at December 31, 1998.
    At June 30, 1999, for federal income tax purposes the cost of long- and short-term investments is $48,118,927, the aggregate gross unrealized appreciation is $316,953 and the aggregate gross unrealized depreciation is $401,953, resulting in unrealized depreciation on long- and short-term investments of $85,000.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

F. EXPENSE REDUCTIONS--During the six months ended June 30, 1999, the Fund's custody fee was reduced by $2,774 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly as follows:

                                                               % PER
                AVERAGE DAILY NET ASSETS                       ANNUM
-----------------------------------------------------------------------
First $1 billion........................................     .500 of 1%
Next $1 billion.........................................     .475 of 1%
Next $1 billion.........................................     .450 of 1%
Next $1 billion.........................................     .400 of 1%
Over $4 billion.........................................     .350 of 1%

    For the six months ended June 30, 1999, the Fund recognized expenses of approximately $1,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the six months ended June 30, 1999, the Fund recognized expenses of approximately $25,900 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1999, the Fund recognized expenses of approximately $31,000. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
    At June 30, 1999, capital aggregated $46,248,685, $9,207,939 and $2,917,610 for Classes A, B and C, respectively. For the six months ended June 30, 1999, transactions were as follows:

                                                    SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................  1,795,292    $ 21,665,104
  Class B......................................    257,218       3,108,311
  Class C......................................     61,162         736,779
                                                ----------    ------------
Total Sales....................................  2,113,672    $ 25,510,194
                                                ==========    ============
Dividend Reinvestment:
  Class A......................................     51,085    $    614,163
  Class B......................................     10,985         132,588
  Class C......................................      4,844          58,365
                                                ----------    ------------
Total Dividend Reinvestment....................     66,914    $    805,116
                                                ==========    ============
Repurchases:
  Class A...................................... (1,799,462)   $(21,696,075)
  Class B......................................   (440,828)     (5,326,962)
  Class C......................................    (65,691)       (792,185)
                                                ----------    ------------
Total Repurchases.............................. (2,305,981)   $(27,815,222)
                                                ==========    ============

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1998, capital aggregated $45,665,493, $11,294,002 and
$2,914,651 for Classes A, B and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................  1,449,715    $ 17,709,670
  Class B......................................    521,188       6,401,373
  Class C......................................    805,325       9,851,277
                                                ----------    ------------
Total Sales....................................  2,776,228    $ 33,962,320
                                                ==========    ============
Dividend Reinvestment:
  Class A......................................     92,435    $  1,128,107
  Class B......................................     27,879         341,146
  Class C......................................      8,863         108,383
                                                ----------    ------------
Total Dividend Reinvestment....................    129,177    $  1,577,636
                                                ==========    ============
Repurchases:
  Class A...................................... (1,875,249)   $(22,928,861)
  Class B......................................   (852,542)    (10,436,057)
  Class C......................................   (888,221)    (10,855,081)
                                                ----------    ------------
Total Repurchases.............................. (3,616,012)   $(44,219,999)
                                                ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                       SALES CHARGE
                                                 -------------------------
               YEAR OF REDEMPTION                CLASS B           CLASS C
--------------------------------------------------------------------------
First...........................................  3.00%             1.00%
Second..........................................  2.50%              None
Third...........................................  2.00%              None
Fourth..........................................  1.00%              None
Fifth and Thereafter............................   None              None

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended June 30, 1999, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $3,700 and CDSC on redeemed shares of approximately $17,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $17,849,883 and $22,142,854, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except in instances where the Fund accepts delivery of a security underlying a futures contract. In these situations, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.
    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts for the six months ended June 30, 1999, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1998............................      44
  Futures Opened............................................     288
  Futures Closed............................................    (256)
                                                              ------
Outstanding at June 30, 1999................................      76
                                                              ======

    The futures contracts outstanding as of June 30, 1999, and the description and unrealized appreciation/depreciation are as follows:

                                                                 UNREALIZED
                                                              APPRECIATION/
                                               CONTRACTS       DEPRECIATION
---------------------------------------------------------------------------
Long Contracts--5 Year U.S. Treasury Note
  Futures September 1999 (Current notional
  value $109,000 per contract)................    76             $13,954
                                                  ==             =======

6. MORTGAGE BACKED SECURITIES
A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).
    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1999, are payments retained by Van Kampen of approximately $55,700.

                  VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY, PH.D.
PAUL G. YOVOVICH
OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and
Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive

Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C) Van Kampen Funds Inc., 1999
    All rights reserved.
(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After November 30, 1999, the report, if used with prospective investors, must be accompanied by a monthly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.